UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 24, 2012

VICAL INCORPORATED

(Exact name of registrant as specified in charter)

Delaware	000-21088	93-0948554
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

10390 Pacific Center Court San Diego, California	92121-4340
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (858) 646-1100

Not Applicable.

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 24, 2012, the Amended and Restated Stock Incentive Plan of Vical Incorporated (the “Company”) was amended to increase the aggregate number of shares of common stock reserved for issuance under the plan by 3,000,000 shares.

The foregoing description of the amendment to the Amended and Restated Stock Incentive Plan does not purport to be complete and is qualified in its entirety by reference to the Company’s Amended and Restated Stock Incentive Plan attached to this Current Report on Form 8-K as Exhibit 99.1.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The following is a brief description of each matter voted upon at the Company’s 2012 Annual Meeting of Stockholders held on May 24, 2012, as well as the number of votes cast for or against each matter and the number of abstentions and broker non-votes with respect to each matter.

•

The Company’s stockholders elected the director proposed by the Company for re-election to serve until the Company’s 2015 Annual Meeting of Stockholders or until his respective successor has been elected and qualified. The tabulation of votes on this matter was as follows:

Nominee	Shares Voted For	Shares Withheld	Broker Non- Votes
R. Gordon Douglas, M.D.	49,803,974	961,789	27,384,889

•

The Company’s stockholders approved the amendment to the Company’s Amended and Restated Stock Incentive Plan described in Item 5.02 above. The tabulation of votes on this matter was as follows: shares voted for: 36,303,955; shares voted against: 14,309,895; shares abstaining: 151,913; and broker non-votes: 27,384,889.

•

The Company’s stockholders in an advisory vote approved the compensation of the Company’s named executive officers. The tabulation of votes on this matter was as follows: shares voted for: 49,031,685; shares voted against: 1,672,813; shares abstaining: 61,265; and broker non-votes: 27,384,889.

•

The Company’s stockholders ratified the selection of Ernst & Young LLP as the independent registered public accounting firm of the Company for its fiscal year ending December 31, 2012. The tabulation of votes on this matter was as follows: shares voted for: 76,905,137; shares voted against: 1,132,350; and shares abstaining: 113,165. There were no broker non-votes for this proposal.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	Amended and Restated Stock Incentive Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VICAL INCORPORATED

Date: May 31, 2012	By:	/S/ JILL M. BROADFOOT
Jill M. Broadfoot
Senior Vice President, Chief Financial Officer
and Secretary

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Amended and Restated Stock Incentive Plan.